SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2000

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-5965 (Commission File Number)	36-2723087 (IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois Address of principal executive offices)	60675 (Zip Code)

Registrant’s telephone number, including area code	(312) 630-6000

Item 5. Other Events

     The information contained in the registrant's October 16, 2000 press release, reporting on the registrant's earnings for the third quarter of 2000, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99	October 16, 2000 Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated: October 16, 2000	By:	/s/Perry R. Pero
Perry R. Pero Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Page Number

99	October 16, 2000 Press Release	5